UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: September 9, 2004

FENTURA FINANCIAL, INC.
(Exact Name of Registrant as Specified in Charter)

Michigan (State or Other Jurisdiction of Incorporation) 175 North Leroy Street P.O. Box 725 Adrian, Michigan (Address of principal executive office)	000-23550 (Commission File Number)	38-2806518 (IRS Employer Identification No.) 48430-0725 (Zip Code)

Registrant’s telephone number, including area code: (810) 629-2263

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[__] Written communications pursuant to Rule 425 under the Section Act (17 CFR 230.425)

[__] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

[__] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b)).

[__] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Section 7.01 Regulation FD

On September 9, 2004, Fentura Financial, Inc. issued a press release announcing the investment in two newly formed Michigan banks by which Fentura Financial, Inc. became a minority investor in both Valley Financial Group, Ltd. and Main Street Bancorp, Inc.

Section 9.01 Financial Statements and Exhibits

      (c)   Exhibit

              Press Release Dated September 9, 2004.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: September 14, 2004	FENTURA FINANCIAL, INC. (Registrant) By: /s/ Donald L. Grill —————————————— Donald L. Grill President and CEO

EXHIBIT INDEX

      99.1   Press Release Dated September 9, 2004

EXHIBIT 99.1

FENTURA FINANCIAL, INC.
P.O. BOX 725
FENTON, MI 48430-0725

Contact:	Donald Grill The State Bank (810) 714-3985 September 9, 2004

For Immediate Release

FENTURA INVESTS IN NEW START BANKS

        Fentura Financial, Inc.(Fentura) recently completed an investment in two newly formed Michigan banks. Following action by the Board of Directors, Fentura Financial, Inc. became a minority investor in both Valley Financial Group, Ltd. (Valley) headquartered in Saginaw Michigan and Main Street Bancorp, Inc. (MSB) headquartered in Northville Michigan. Valley is the holding company for 1st State Bank of Saginaw which opened for business in April of 2004. MSB is the holding company for Main Street Bank of Northville which opened for business in March of 2004.

        In connection with the Fentura investment, Fentura’s subsidiary bank, The State Bank headquartered in Fenton will provide various loan and investment services to assist Main Street Bank customers and various loan and data processing services to assist customers of 1st State Bank. Fentura instituted a similar arrangement with SCB Bancorp, Inc. and Summit Community Bank of East Lansing Michigan in 2003.

        According to Donald L. Grill, President and CEO of Fentura Financial, Inc., “These unique banking arrangements exhibit Fentura’s expanding support of community banking in Michigan, by creating an environment which encourages community banks to partner with other community banks and/or Fentura subsidiaries. We believe that by working together, we can expand our product offerings, achieve operating efficiencies and improve the performance and profitability of the participating banks and bank holding companies.”

        Fentura is a bank holding company headquartered in Fenton, Michigan. Subsidiary banks include The State Bank headquartered in Fenton with offices serving Fenton, Linden, Holly and Grand Blanc; Davison State Bank with two offices servicing the Davison area and West Michigan Community Bank headquartered in Hudsonville with offices serving Hudsonville, Holland and Jenison. Fentura Financial, Inc. shares are traded over the counter under the FETM trading symbol.

This press release contains certain forward-looking statements that involve risks and uncertainties. When used in this press release the words “believe,” “expect,” “potential,” “plans” and similar expressions identify forward-looking statements Forward-looking statements include, but are not limited to, statements concerning future acquisitions and use of funds. Such statements are subject to certain risks and uncertainties which could cause actual results to differ materially from those expressed or implied by such forward-looking statements, including, but not limited to, economic, competitive, governmental and technological factors affecting the Company’s operations, markets, products, services, interest rates and fees for service and the market for the Company’s stock and the stock market generally. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this press release. Further information concerning our business, including additional factors that could materially affect our financial results, is included in our filings with the Securities and Exchange Commission.